UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                             ----------------


                                 FORM 8-K
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                              March 16, 2006

                             -----------------

                         WERNER ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)


     NEBRASKA                         0-14690                    47-0648386
(State or other jurisdiction of    (Commission File           (IRS Employer
incorporation)                          Number)         Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                                                       68145
(Address of principal                                            (Zip Code)
executive offices)

    Registrant's telephone number, including area code:  (402) 895-6640


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

      On March 16, 2006, APX Logistics, Inc., a customer of Werner Enterprises, Inc. (the "Company"), filed for bankruptcy protection in the state of California under Chapter 11 of the U.S. bankruptcy code. As of the date of the bankruptcy filing, APX Logistics owed the Company $7.2 million in accounts receivable for freight shipments. Werner suspended freight shipments with APX Logistics effective March 15, 2006. APX Logistics and its predecessor companies have been customers of the Company since 1989.



                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      March 16, 2006               By:  /s/ John J. Steele
           ----------------                  ------------------------------
                                             John J. Steele
                                             Executive Vice President,
                                              Treasurer and Chief
                                              Financial Officer


Date:      March 16, 2006               By:  /s/ James L. Johnson
           ----------------                  ------------------------------
                                             James L. Johnson
                                             Senior Vice President,
                                              Controller and Corporate
                                              Secretary